EXHIBIT 10.4

                                ESCROW AGREEMENT

         THIS ESCROW AGREEMENT (this "AGREEMENT") is made and entered into as of January ___, 2003, by INTERCARD, INC., a Nevada corporation (the "COMPANY"); CORNELL CAPITAL PARTNERS, LP, a Delaware limited partnership (the "INVESTOR"); BUTLER GONZALEZ LLP (the "INVESTOR'S COUNSEL"); and WACHOVIA BANK, N.A., a national banking association, as Escrow Agent hereunder (the "ESCROW AGENT").


                                   BACKGROUND

         WHEREAS, the Company and the Investor have entered into an Equity Line of Credit Agreement (the "EQUITY LINE OF CREDIT AGREEMENT") dated as of the date hereof, pursuant to which the Investor will purchase the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), at a price per share equal to the Purchase Price, as that term is defined in the Equity Line of Credit Agreement, for an aggregate price of up to Seven Million Five Hundred Thousand Dollars ($7,500,000). The Equity Line of Credit Agreement provides that on each Advance Date the Investor, as that term is defined in the Equity Line of Credit Agreement, shall deposit the Advance pursuant to the Advance Notice in a segregated escrow account to be held by Escrow Agent and the Company shall deposit shares of the Company's Common Stock, which shall be purchased by the Investor as set forth in the Equity Line of Credit Agreement, with the Investor's Counsel, in order to effectuate a disbursement to the Company of the Advance by the Escrow Agent and a disbursement to the Investor of the shares of the Company's Common Stock by Investor's Counsel at a closing to be held as set forth in the Equity Line of Credit Agreement (the "CLOSING").

         WHEREAS, Escrow Agent has agreed to accept, hold, and disburse the funds deposited with it in accordance with the terms of this Agreement.

         WHEREAS, Investor's Counsel has agreed to accept, hold, and disburse the shares of the Company's Common Stock that have been deposited with it in accordance with the terms of this Agreement.

         WHEREAS, in order to establish the escrow of funds and shares to effect the provisions of the Equity Line of Credit Agreement, the parties hereto have entered into this Agreement.

         NOW THEREFORE, in consideration of the foregoing, it is hereby agreed as follows:

         1. DEFINITIONS. The following terms shall have the following meanings when used herein:

                  a. "ESCROW FUNDS" shall mean the Advance funds deposited with the Escrow Agent pursuant to this Agreement.

                  b. "JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Escrow Agent to disburse all or a portion of the Escrow Funds or to take or refrain from taking any action pursuant to this Agreement.

                  c. "COMMON STOCK JOINT WRITTEN DIRECTION" shall mean a written direction executed by the Investor and the Company directing Investor's Counsel to disburse all or a portion of the shares of the Company's Common Stock or to refrain from taking any action pursuant to this Agreement.

         2.  APPOINTMENT  OF AND  ACCEPTANCE  BY  ESCROW  AGENT  AND  INVESTOR'S
COUNSEL.

                  a. The Investor and the Company hereby appoint Escrow Agent to serve as Escrow Agent hereunder. Escrow Agent hereby accepts such appointment and, upon receipt by wire transfer of the Escrow Funds in accordance with
Section 3 below, agrees to hold, invest and disburse the Escrow Funds in accordance with this Agreement.

                  b. The Investor and the Company hereby appoint Investor's Counsel to serve as the holder of the shares of the Company's Common Stock which shall be purchased by the Investor. Investor's Counsel hereby accepts such appointment and, upon receipt via D.W.A.C or the certificates representing of the shares of the Company's Common Stock in accordance with Section 3 below, agrees to hold and disburse the shares of the Company's Common Stock in accordance with this Agreement.

         3. CREATION OF ESCROW ACCOUNT/COMMON STOCK ACCOUNT.

                  a. On or prior to the date of this Agreement the Escrow Agent shall establish an escrow account for the deposit of the Escrow Funds entitled as follows: Intercard, Inc. /Cornell Capital Partners, LP. The Investor will wire funds to the account of the Escrow Agent as follows:

BANK:                          Wachovia Bank, N.A. of New Jersey
ROUTING #:                     031201467
ACCOUNT #:                     2020000659170
                               Butler Gonzalez LLP/Wachovia Bank, N.A.
NAME ON ACCOUNT:               as Escrow Agent
                               Intercard, Inc. /Cornell Capital Partners, LP Escrow
NAME ON SUB-ACCOUNT:           account
REFERENCE SUB-ACCOUNT #:       ______-02
ATTN:                          Robert Mercado (732) 452-3005
                               Carmela Agugliaro (732) 452-3005
NOTE:                          Only wire transfers shall be accepted.


         b. On or prior to the date of this Agreement Investor's Counsel shall establish an account for the D.W.A.C. of the shares of Common Stock. The Company will D.W.A.C. shares of the Company's Common Stock to the account of Investor's Counsel as follows:


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





BROKERAGE FIRM:                Firserv
ACCOUNT #:                     55943709
DTC #:                         0632
NAME ON ACCOUNT:               Butler Gonzalez LLP Escrow Account

         4. DEPOSITS INTO THE ESCROW ACCOUNT. The Investor agrees that it shall promptly deliver all monies for the payment of the Common Stock to the Escrow Agent for deposit in the Escrow Account.

         5. DISBURSEMENTS FROM THE ESCROW ACCOUNT.

                  a. At such time as Escrow Agent has collected and deposited instruments of payment in the total amount of the Advance and the Investor's Counsel has received such Common Stock via D.W.A.C. from the Company which are to be issued to the Investor pursuant to the Equity Line of Credit Agreement, Investor's Counsel shall notify the Company and the Investor. The Escrow Agent will continue to hold such funds until the Investor and Company execute and deliver a Joint Written Direction directing the Escrow Agent to disburse the Escrow Funds pursuant to Joint Written Direction at which time the Escrow Agent shall wire the Escrow Funds to the Company. In disbursing such funds, Escrow Agent is authorized to rely upon such Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor that Escrow Agent already has on file. Simultaneous with delivery of the executed Joint Written Direction to the Escrow Agent the Investor and Company shall execute and deliver a Common Stock Joint Written Direction to Investor's Counsel directing Investor's Counsel to release via D.W.A.C to the Investor the shares of the Company's Common Stock. In releasing such shares of Common Stock Investor's Counsel is authorized to rely upon such Common Stock Joint Written Direction from Company and may accept any signatory from the Company listed on the signature page to this Agreement and any signature from the Investor Investor's Counsel has on file.

         In the event the Escrow Agent does not receive the amount of the Advance from the Investor, the Escrow Agent shall notify the Company and the Investor. In the event Investor's Counsel does not receive the shares of Common Stock to be purchased by the Investor Investor's Counsel shall notify the Company and the Investor.

         In the event that the Escrow Agent is advised by the Investor's Counsel that the Common Stock has not been received from the Company, in no event will the Escrow Funds be released to the Company until such shares are received by the Investor's Counsel. For purposes of this Agreement, the term "COMMON STOCK CERTIFICATES" shall mean Common Stock certificates to be purchased pursuant to the respective Advance Notice pursuant to the Equity Line of Credit Agreement.

         6. COLLECTION PROCEDURE. The Escrow Agent is hereby authorized to each wire in the Escrow Account.

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

         7. SUSPENSION OF PERFORMANCE: DISBURSEMENT INTO COURT.

                  a. ESCROW AGENT. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the Escrow Funds or any other obligations of Escrow Agent hereunder, or if at any time Escrow Agent is unable to determine, to Escrow Agent's sole satisfaction, the proper disposition of any portion of the Escrow Funds or Escrow Agent's proper actions with respect to its obligations hereunder, or if the parties have not within thirty (30) days of the furnishing by Escrow Agent of a notice of resignation pursuant to Section 9 hereof, appointed a successor Escrow Agent to act hereunder, then Escrow Agent may, in its sole discretion, take either or both of the following actions:

                           i. Suspend the  performance of any of its obligations
(including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Escrow Agent or until a successor Escrow Agent shall be appointed (as the case may be); provided however, Escrow Agent shall continue to invest the Escrow Funds in accordance with Section 8 hereof; and/or

                           ii. Petition (by means of an  interpleader  action or
any other appropriate method) any court of competent jurisdiction in any venue convenient to Escrow Agent, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all funds held by it in the Escrow Funds, after deduction and payment to Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Escrow Agent in connection with performance of its duties and the exercise of its rights hereunder, excepting for gross negligence or willful misconduct.

                           iii.  Escrow  Agent  shall have no  liability  to the
Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the disbursement of funds held in the Escrow Funds or any delay in with respect to any other action required or requested of Escrow Agent excepting for gross negligence or willful misconduct.

                  b. INVESTOR'S COUNSEL. If at any time, there shall exist any dispute between the Company and the Investor with respect to holding or disposition of any portion of the shares of Common Stock or any other obligations of Investor's Counsel hereunder, or if at any time Investor's Counsel is unable to determine, to Investor's Counsel's sole satisfaction, the proper disposition of any portion of the shares of Common Stock or Investor's Counsel's proper actions with respect to its obligations hereunder, then Investor's Counsel may, in its sole discretion, take either or both of the following actions:


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

                           i. suspend the  performance of any of its obligations
(including without limitation any disbursement obligations) under this Escrow Agreement until such dispute or uncertainty shall be resolved to the sole satisfaction of Investor's Counsel or until a successor shall be appointed (as the case may be); and/or

                           ii. petition (by means of an  interpleader  action or
any other appropriate method) any court of competent jurisdiction in any venue convenient to Investor's Counsel, for instructions with respect to such dispute or uncertainty, and to the extent required by law, pay into such court, for holding and disposition in accordance with the instructions of such court, all shares of the Company's Common Stock funds held by it, after deduction and payment to Investor's Counsel of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by Investor's Counsel in connection with performance of its duties and the exercise of its rights hereunder excepting for gross negligence or willful misconduct.

                           iii.  Investor's  Counsel  shall have no liability to
the Company, the Investor, or any person with respect to any such suspension of performance or disbursement into court, specifically including any liability or claimed liability that may arise, or be alleged to have arisen, out of or as a result of any delay in the release of shares of the Company's Common Stock or any delay in with respect to any other action required or requested of Investor's Counsel, excepting for gross negligence or willful misconduct.

         8. INVESTMENT OF ESCROW FUNDS. The Escrow Agent shall deposit the Escrow Funds in a non-interest bearing money market account.

         9. RESIGNATION AND REMOVAL OF ESCROW AGENT. Escrow Agent may resign from the performance of its duties hereunder at any time by giving thirty (30) days' prior written notice to the parties or may be removed, with or without cause, by the parties, acting jointly, by furnishing a Joint Written Direction to Escrow Agent, at any time by the giving of ten (10) days' prior written notice to Escrow Agent as provided herein below. Upon any such notice of resignation or removal, the representatives of the Investor and the Company identified in Sections 15a.(iv) and 15b.(iv), below, jointly shall appoint a successor Escrow Agent hereunder, which shall be a commercial bank, trust company or other financial institution with a combined capital and surplus in excess of $10,000,000.00. Upon the acceptance in writing of any appointment of Escrow Agent hereunder by a successor Escrow Agent, such successor Escrow Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Escrow Agent, and the retiring Escrow Agent shall be discharged from its duties and obligations under this Escrow Agreement, but shall not be discharged from any liability for actions taken as Escrow Agent hereunder prior to such succession. After any retiring Escrow

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

Agent's resignation or removal, the provisions of this Escrow Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Escrow Agent under this Escrow Agreement. The retiring Escrow Agent shall transmit all records pertaining to the Escrow Funds and shall pay all funds held by it in the Escrow Funds to the successor Escrow Agent, after making copies of such records as the retiring Escrow Agent deems advisable and after deduction and payment to the retiring Escrow Agent of all fees and expenses (including court costs and attorneys' fees) payable to, incurred by, or expected to be incurred by the retiring Escrow Agent in connection with the performance of its duties and the exercise of its rights hereunder.

         10. LIABILITY OF ESCROW AGENT.

                  a. Escrow Agent shall have no liability or obligation with respect to the Escrow Funds except for Escrow Agent's willful misconduct or gross negligence. Escrow Agent's sole responsibility shall be for the safekeeping, investment, and disbursement of the Escrow Funds in accordance with the terms of this Agreement. Escrow Agent shall have no implied duties or obligations and shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Escrow Agent may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Escrow Agent shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Escrow Agent be liable for incidental, indirect, special, and consequential or punitive damages. Escrow Agent shall not be obligated to take any legal action or commence any proceeding in connection with the Escrow Funds, any account in which Escrow Funds are deposited, this Agreement or the Equity Line of Credit Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Escrow Agent may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  b. The Escrow Agent is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the Escrow Funds, without determination by the Escrow Agent of such court's jurisdiction in the matter. If any portion of the Escrow Funds is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         11. LIABILITY OF INVESTOR'S COUNSEL.

                  a. Notwithstanding any liability attributable to Investor's Counsel as counsel to the Investor, Investor's Counsel shall have no liability or obligation with respect to the shares of the Company's Common Stock except for Investor's Counsel's willful misconduct or gross negligence. Investor's Counsel's sole responsibility shall be for the safekeeping and release of the shares of the Company's Common Stock in accordance with the terms of this Agreement. Investor's Counsel shall have no implied duties or obligations and

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

shall not be charged with knowledge or notice or any fact or circumstance not specifically set forth herein. Investor's Counsel may rely upon any instrument, not only as to its due execution, validity and effectiveness, but also as to the truth and accuracy of any information contained therein, which Investor's Counsel shall in good faith believe to be genuine, to have been signed or presented by the person or parties purporting to sign the same and conform to the provisions of this Agreement. In no event shall Investor's Counsel be liable for incidental, indirect, special, and consequential or punitive damages. Investor's Counsel shall not be obligated to take any legal action or commence any proceeding in connection with the shares of the Company's Common Stock, any account in which shares of Common Stock are deposited and this Agreement, or to appear in, prosecute or defend any such legal action or proceeding. Investor's Counsel may consult legal counsel selected by it in any event of any dispute or question as to construction of any of the provisions hereof or of any other agreement or its duties hereunder, or relating to any dispute involving any party hereto, and shall incur no liability and shall be fully indemnified from any liability whatsoever in acting in accordance with the opinion or instructions of such counsel. The Company and the Investor jointly and severally shall promptly pay, upon demand, the reasonable fees and expenses of any such counsel.

                  b. Investor's Counsel is hereby authorized, in its sole discretion, to comply with orders issued or process entered by any court with respect to the shares of the Company's Common Stock, without determination by Butler Gonzalez of such court's jurisdiction in the matter. If any portion of the shares of the Company's Common Stock are at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in any case any order judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any such event, the Investor's Counsel is authorized, in its sole discretion, to rely upon and comply with any such order, writ judgment or decree which it is advised by legal counsel selected by it, binding upon it, without the need for appeal or other action; and if Investor's Counsel complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person or entity by reason of such compliance even though such order, writ judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         12. INDEMNIFICATION OF ESCROW AGENT. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Escrow Agent and each director, officer, employee, attorney, agent and affiliate of Escrow Agent (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure

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of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of competent jurisdiction, subject to no further appeal, to have resulted solely from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if
(a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement, and resignation or removal of the Escrow Agent shall be independent of any obligation of Escrow Agent.

         13. INDEMNIFICATION OF INVESTOR'S COUNSEL. From and at all times after the date of this Agreement, the parties jointly and severally, shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless Investor's Counsel and each partner, director, officer, employee, attorney, agent and affiliate of Investor's Counsel (collectively, the "INDEMNIFIED PARTIES") against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable attorney's fees, costs and expenses) incurred by or asserted against any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action, or proceeding (including any inquiry or investigation) by any person, including without limitation the parties to this Agreement, whether threatened or initiated, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transaction contemplated herein, whether or not any such Indemnified Party is a party to any such action or proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for liability finally determined by a court of

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competent jurisdiction,  subject to no further appeal, to have resulted from the gross negligence or willful misconduct of such Indemnified Party. If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Company and the Investor hereunder in writing, and the Investor and the Company shall assume the defense thereof, including the employment of counsel and the payment of all expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate and to participate in the defense thereof, and the fees and expenses of such counsel shall be paid by such Indemnified Party, except that the Investor and/or the Company shall be required to pay such fees and expense if (a) the Investor or the Company agree to pay such fees and expenses, or (b) the Investor and/or the Company shall fail to assume the defense of such action or proceeding or shall fail, in the sole discretion of such Indemnified Party, to employ counsel reasonably satisfactory to the Indemnified Party in any such action or proceeding, (c) the Investor and the Company are the plaintiff in any such action or proceeding or (d) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both Indemnified Party the Company and/or the Investor and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Company or the Investor. The Investor and the Company shall be jointly and severally liable to pay fees and expenses of counsel pursuant to the preceding sentence, except that any obligation to pay under clause (a) shall apply only to the party so agreeing. All such fees and expenses payable by the Company and/or the Investor pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The obligations of the parties under this section shall survive any termination of this Agreement.

         14. EXPENSES OF ESCROW AGENT. Except as set forth in Section 12 the Company shall reimburse Escrow Agent for all of its reasonable out-of-pocket expenses, including attorneys' fees, travel expenses, telephone and facsimile transmission costs, postage (including express mail and overnight delivery charges), copying charges and the like. All of the compensation and reimbursement obligations set forth in this Section shall be payable by the Company, upon demand by Escrow Agent. The obligations of the Company under this Section shall survive any termination of this Agreement and the resignation or removal of Escrow Agent.

         15. WARRANTIES.

                  a. The Investor makes the following representations and warranties to the Escrow Agent and Investor's Counsel:

                           i. The  Investor  has full  power  and  authority  to
execute and deliver this Agreement and to perform its obligations hereunder.

                           ii.  This  Agreement  has been duly  approved  by all
necessary action of the Investor, including any necessary approval of the limited partner of the Investor, has been executed by duly authorized officers of the Investor's general partner, enforceable in accordance with its terms.

                           iii. The execution,  delivery, and performance of the
Investor of this Agreement will not violate, conflict with, or cause a default under the agreement of limited partnership of the Investor, any applicable law or regulation, any court order or administrative ruling or degree to which the Investor is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                           iv. Mark A. Angelo has been duly  appointed to act as
the representative of Investor hereunder and has full power and authority to execute, deliver, and perform this Agreement on behalf of the Investor, to execute and deliver any Joint Written Direction, to amend, modify, or waive any provision of this Agreement, and to take any and all other actions as the Investor's representative under this Agreement, all without further consent or direction form, or notice to, the Investor or any other party.

                           v. No party other than the parties  hereto  have,  or
shall have, any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                           vi. All of the  representations and warranties of the
Investor contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

                  b.  The  Company  makes  the  following   representations  and
warranties to Escrow Agent, the Investor and Investor's Counsel:

                           i.  The  Company  is a  corporation  duly  organized,
validly existing, and in good standing under the laws of the State of Missouri, and has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.

                           ii.  This  Agreement  has been duly  approved  by all
necessary corporate action of the Company, including any necessary shareholder approval, has been executed by duly authorized officers of the Company, enforceable in accordance with its terms.

                           iii. The execution,  delivery, and performance by the
Company of this Escrow Agreement is in accordance with the Equity Line of Credit Agreement and will not violate, conflict with, or cause a default under the certificate of incorporation or bylaws of the Company, any applicable law or regulation, any court order or administrative ruling or decree to which the Company is a party or any of its property is subject, or any agreement, contract, indenture, or other binding arrangement.

                           iv. Ray Sherrod has been duly appointed to act as the
representative of the Company hereunder and has full power and authority to execute, deliver, and perform this Agreement, to execute and deliver any Joint Written Direction, to amend, modify or waive any provision of this Agreement and to take all other actions as the Company's Representative under this Agreement, all without further consent or direction from, or notice to, the Company or any other party.

                           v. No party other than the parties hereto shall have,
any lien, claim or security interest in the Escrow Funds or any part thereof. No financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest in or describing (whether specifically or generally) the Escrow Funds or any part thereof.

                           vi. All of the  representations and warranties of the
Company contained herein are true and complete as of the date hereof and will be true and complete at the time of any disbursement from the Escrow Funds.

         16. CONSENT TO JURISDICTION AND VENUE. In the event that any party hereto commences a lawsuit or other proceeding relating to or arising from this Agreement, the parties hereto agree that the United States District Court for the District of New Jersey shall have the sole and exclusive jurisdiction over any such proceeding. If all such courts lack federal subject matter jurisdiction, the parties agree that the Superior Court Division of New Jersey, Chancery Division of Essex County shall have sole and exclusive jurisdiction. Any of these courts shall be proper venue for any such lawsuit or judicial proceeding and the parties hereto waive any objection to such venue. The parties hereto consent to and agree to submit to the jurisdiction of any of the courts specified herein and agree to accept the service of process to vest personal jurisdiction over them in any of these courts.

         17. NOTICE. All notices and other communications hereunder shall be in writing and shall be deemed to have been validly served, given or delivered five
(5) days after deposit in the United States mails, by certified mail with return receipt requested and postage prepaid, when delivered personally, one (1) day delivered to any overnight courier, or when transmitted by facsimile transmission and addressed to the party to be notified as follows:

If to Investor, to:               Cornell Capital Partners, LP
                                  101 Hudson Street - Suite 3606
                                  Jersey City, New Jersey 07302
                                  Attention:        Mark Angelo
                                  Facsimile: (201) 985-8266

With copy to:                     Butler Gonzalez LLP
                                  1000 Stuyvesant Avenue - Suite 6
                                  Union, New Jersey 07083
                                  Attention: David Gonzalez, Esq.
                                  Facsimile: (908) 810-0973

If to the Company, to:            Intercard, Inc.
                                  45-B Progress Parkway
                                  Maryland Heights, Missouri 63043
                                  Telephone: (314) 275-8066
                                  Facsimile: (314) 275-4998

With a copy to:                   Eugene Portman, P.C.
                                  231 South Bemiston, Suite 960
                                  Clayton, Missouri 63105
                                  Telephone: (314) 727-8330
                                  Facsimile: (314) 727-8335

With a copy to:                   Kirkpatrick & Lockhart LLP
                                  201 South Biscayne Boulevard - Suite 2000
                                  Miami, Florida  33131-2399
                                  Attention: Clayton Parker, Esq.
                                  Facsimile: (305) 358-7095

If to the Escrow Agent, to:       Wachovia Bank, N.A.
                                  407 Main Street
                                  Metuchen, New Jersey  08840
                                  Attention: Robert Mercado
                                             Carmela Agugliaro
                                  Facsimile: (732) 548-5973

         Or to such other address as each party may designate for itself by like notice.

         18. AMENDMENTS OR WAIVER. This Agreement may be changed, waived, discharged or terminated only by a writing signed by the parties of the Escrow Agent. No delay or omission by any party in exercising any right with respect hereto shall operate as waiver. A waiver on any one occasion shall not be construed as a bar to, or waiver of, any right or remedy on any future occasion.

         19.  SEVERABILITY.  To the extent any  provision  of this  Agreement is prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition, or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

         20. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the internal laws of the State of Missouri without giving effect to the conflict of laws principles thereof.

         21. ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties relating to the holding, investment, and disbursement of the Escrow Funds and sets forth in their entirety the obligations and duties of the Escrow Agent with respect to the Escrow Funds.

         22. BINDING EFFECT. All of the terms of this Agreement, as amended from time to time, shall be binding upon, inure to the benefit of and be enforceable by the respective heirs, successors and assigns of the Investor, the Company, or the Escrow Agent.

         23. EXECUTION OF COUNTERPARTS. This Agreement and any Joint Written Direction may be executed in counter parts, which when so executed shall constitute one and same agreement or direction.

         24. TERMINATION. Upon the first to occur of the disbursement of all amounts in the Escrow Funds pursuant to Joint Written Directions or the disbursement of all amounts in the Escrow Funds into court pursuant to Section 7 hereof, this Agreement shall terminate and Escrow Agent shall have no further obligation or liability whatsoever with respect to this Agreement or the Escrow Funds.



                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF the parties have hereunto set their hands and seals the day and year above set forth.

                                         INTERCARD, INC.

                                         By:      /S/ RAY SHERROD
                                           --------------------------------
                                         Name:    Ray Sherrod
                                         Title:   President


                                         WACHOVIA BANK, N.A.

                                         By:      /S/ ROBERT MERCADO
                                           --------------------------------
                                         Name:    Robert Mercado
                                         Title:   As the Escrow Agent


                                         CORNELL CAPITAL PARTNERS, LP

                                         By:      Yorkville Advisors, LLC
                                         Its:     General Partner

                                         By:      /S/ MARK A. ANGELO
                                           --------------------------------
                                         Name:    Mark A. Angelo
                                         Title:   Portfolio Manager


                                         BUTLER GONZALEZ LLP

                                         By:      /S/ DAVID GONZALEZ
                                           --------------------------------
                                         Name:    David Gonzalez, Esq.
                                         Title:   Partner